Exhibit 10.8

EXCHANGE AGREEMENT

This Exchange Agreement is dated and effective as of November 18, 2024 by and between Reed’s, Inc., a Delaware corporation (the “Company”), and the holder of the Company’s 10% Secured Convertible Notes and 10% Secured Promissory Notes set forth on Exhibit A hereto, the holder party hereto constituting the sole holder of such Notes (the “Holder”).

1. Incorporation of Terms. All capitalized terms not otherwise defined herein shall have the same meaning as in that certain Note Purchase Agreement, dated as of May 9, 2022, as amended (the “Note Purchase Agreement”), between the Company, the Holder Representative and each purchaser on the schedule of purchasers thereto, or in the 10% Secured Convertible Notes, as amended (each, an “Original Note”, and collectively, the “Original Notes”), or the 10% Secured Promissory Notes, as amended (each, a “Fourth Option Note”, and collectively, the “Fourth Option Notes”, each Original Note or Fourth Option Note, a “Note”, and the Original Notes and the Fourth Option Notes collectively, the “Notes”), issued by the Company pursuant to the Note Purchase Agreement, as applicable.

2. “Definitions” As use herein,

“Exchange Consideration” means, with respect to the Notes, the Exchange Shares to be delivered in respect of such Notes on the Closing Date pursuant to this Exchange Agreement.

“Exchange Shares” means, with respect to the Existing Notes, the number of shares of Common Stock (rounded, if applicable, up to the nearest whole number) equal to: the quotient of (i) the aggregate principal amount of the Notes plus accrued and unpaid interest, fees and expenses, as applicable, to be exchanged by Holder pursuant to this Exchange Agreement and (ii) U.S. $1.00.

3. Representations and Warranties. The Company hereby represents and warrants that all representations and warranties contained in the Notes are true and correct, in all material respects, on and as of the date hereof, except (a) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (b) in the case of any representation and warranty qualified by materiality, they shall be true and correct in all respects.

4. Exchange.

(a) Generally. Subject to the other terms of this Exchange Agreement, Holder agrees to exchange (the “Exchange”), with the Company the aggregate principal amount of Notes held, plus accrued and unpaid interest, fees and expenses (as applicable) for that number of Exchange Shares, all as set forth on Exhibit A, attached hereto and incorporated herein by this reference.

(b) Closing. The Exchange will be settled on the Closing Date by the Holder and the Company. The Holder shall surrender the Notes for cancellation. Upon cancellation of the Exchange Notes, the Holder hereby releases all claims arising out of or related to the Notes, including, but not limited to, any accrued and unpaid interest, fees and expenses payable with respect to the Notes. The Company shall direct its transfer agent, Transfer Online, Inc., to deliver the Exchange Shares (the “Closing”) in book entry form, on the books and records of its transfer agent.

(c) Conveyance of Title; Release of Claims. Subject to the other terms and conditions of this Exchange Agreement, at the Closing, subject to satisfaction of the terms and conditions of the this Exchange Agreement, Holder agrees to remit all existing Notes, as indicated on Exhibit A hereto, for cancellation and effective as of the Closing, waives any and all other rights with respect to such Notes and releases and discharges the Company from any and all claims, whether now known or unknown, Holder may now have, or may have in the future, arising out of, or related to, such Notes, including any claims arising from any existing or past defaults under the Notes, or any claims that any Holder is entitled to receive additional, special or default interest with respect to the Notes. Holder will not take any steps to enforce any of its rights with respect to the Notes on or after the Closing Date other than its right to receive the Exchange Consideration pursuant to this Exchange Agreement.

5. Delivery of Notes and Exchange Consideration. Subject to satisfaction of the applicable conditions precedent specified in this Exchange Agreement, closing shall take place at or prior to 5:00 P.M., Eastern time, on November 19, 2024 (the “Closing Date”).

6. Representations, Warranties and Covenants of the Company. The Company represents and warrants to the Holder that:

(a) Due Formation, Valid Existence and Good Standing; Power to Perform Obligations. The Company is duly formed, validly existing and in good standing under the Delaware General Corporations Act, with full power and authority to conduct its business as it is currently being conducted and to own its assets. The Company has full power and authority to consummate the Exchange and to enter into this Exchange Agreement and perform all of its obligations hereunder.

(b) Delivery Free of Liens; Status of Exchange Shares. The Exchange Shares, when issued and delivered in exchange for the Existing Notes in the manner set forth in this Exchange Agreement, will be validly issued as fully paid and non-assessable shares of common stock (“Common Stock”) of the company, $0.0001 par value, free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”) created by the Company.

(c) Listing of Common Stock. The Company will submit to the OTC Market an application with respect to the Exchange Shares. The Company will use its commercially reasonable efforts to maintain the listing of the Exchange Shares on the OTCQX for so long as its Common Stock is then so listed.

(d) Securities Act Matters. Assuming the accuracy of the representations and warranties of the Holder, (i) the issuance of the Exchange Shares in exchange for the Notes pursuant to this Exchange Agreement is exempt from the registration requirements of the Securities Act; and (ii) immediately after their issuance pursuant to this Exchange Agreement, the Exchange Shares will be “restricted securities” as that term is defined pursuant to Rule 144 under the Securities Act. As of the date of this Exchange Agreement, the Company has filed all reports and other materials required to be filed by it pursuant to Section 13 or Section 15(d) of the Exchange Act, as applicable during the preceding 12 months.

(e) Non-Contravention. The Exchange and the other transactions contemplated hereby to be performed by the Company will not (i) contravene any law, rule or regulation binding on the Company or any judgment or order of any court or arbitrator or governmental or regulatory authority applicable to the Company; (ii) constitute a breach or violation or result in a default under any loan agreement, mortgage, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it is bound; or (iii) constitute a breach or violation or result in a default under the organizational documents of the Company.

(f) No Consents. No consent, approval, authorization, order, license, registration or qualification of or with any court or governmental or regulatory authority is required for the execution, delivery and performance by the Company of its obligations under this Exchange Agreement and the consummation of the transactions contemplated by this Exchange Agreement, except such as have been obtained or made (or will, at the Closing, have been obtained or made) by the Company.

(g) Authorization, Execution and Delivery of this Exchange Agreement. This Exchange Agreement has been duly authorized, executed and delivered by the Company.

(h) Investment Company Act. The Company is not and, after giving effect to the transactions contemplated by this Exchange Agreement, will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

(i) Accuracy of Covered SEC Filings. The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Securities Act and the Securities Exchange Act of 1934 (the “Exchange Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”), or has timely filed for a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(j) Common Stock. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. There is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by the SEC to deregister the Common Stock under the Exchange Act. The Company has taken no action designed to, or which, to the knowledge of the Company, is likely to have the effect of, terminating the registration of its common shares under the Exchange Act.

(k) Bring-Down of Representations and Warranties. The Company understands that each of the Company’s representations and warranties contained in this Exchange Agreement will be deemed to have been reaffirmed and confirmed as of the Closing. As of the date hereof and as of the Closing Date, the Company has not and will not pay any commission or other remuneration, directly or indirectly, to any broker or other intermediary, in connection with the Exchange.

7. Representations, Warranties and Covenants of Holder. Holder represents and warrants to the Company and covenants that:

(a) Power to Perform Obligations; Survival of Authority. Holder has full power and authority to exchange, sell, assign and transfer the Notes to be exchanged pursuant to, and to enter into, this Exchange Agreement and perform all obligations required to be performed by the Holder under this Exchange Agreement. All authority conferred in this Exchange Agreement will survive the dissolution of the Holder, and any representation, warranty, undertaking and obligation of the Holder under this Exchange Agreement will be binding upon the trustees in bankruptcy, legal representatives, successors and assigns of each Holder.

(b) Ownership of Notes. Holder is and, immediately before the Closing, will be the owner of the Notes set forth on Exhibit A.

(c) Passage of Good Title; No Liens. The Holder is the sole beneficial owner of and has good and valid title to the Notes, free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto. The Holder has not, in whole or in part, (a) assigned, transferred, hypothecated, pledged or otherwise disposed of the Notes or its rights in the Notes, or (b) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to the Notes. When the Notes are exchanged pursuant to this Exchange Agreement, the Company will acquire good, marketable and unencumbered title to the Notes, free and clear of all Liens.

(d) Non-Contravention. The Exchange and the other transactions contemplated hereby to be performed by the Holder will not (i) contravene any law, rule or regulation binding on the Holder or (ii) constitute a breach or violation or result in a default under the organizational documents of the Holder or any material loan agreement, mortgage, lease or other agreement or instrument to which the Holder is a party or by which it is bound.

(e) Acknowledgement of Risks; Investment Sophistication. Holder understands and accepts that the Exchange Shares to be acquired in the Exchange involve risks. Holder has such knowledge, skill and experience in business, financial and investment matters that such person is capable of evaluating the merits and risks of the Exchange and an investment in the Exchange Shares. With the assistance of Holder’s own professional advisors, to the extent that the Holder has deemed appropriate, Holder has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Exchange Shares and the consequences of the Exchange and this Exchange Agreement. Holder has considered the suitability of the Exchange Shares as an investment in light of its own circumstances and financial condition, and Holder is able to bear the risks associated with an investment in the Exchange Shares.

(f) Exemption from Registration. The Holder acknowledges that the Exchange Shares are being offered and exchanged in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Exchange Shares. The Holder acknowledges that the Exchange Shares shall be issued to the Holder solely in exchange for the Notes without the payment of any additional consideration. As of the date hereof and as of the Closing Date, the Holder has not and will not pay any commission or other remuneration, directly or indirectly, to any broker or other intermediary, in connection with the Exchange. (g) Additional Documentation. Holder will execute and deliver any additional documents that the Company may reasonably request to complete the Exchange.

(h) Bring-Down of Representations and Warranties. Holder understands that each of the representations and warranties contained in this Exchange Agreement will be deemed to have been reaffirmed and confirmed as of Closing.

7. Miscellaneous.

(a) Binding Effect. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

(b) Multiple Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

(c) Governing Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(d) Consent to Jurisdiction; Service of Process; Agreement of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in subsections 13(h) and 13(i) of the Notes are hereby incorporated by reference.

(e) Specific Performance. The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief, this being in addition to any other remedy to which such party is entitled at law or in equity.

(f) Disclosure of Transaction and Other Material Information. On or before 9:30 a.m., Eastern time, on November 20, 2024, the Company shall publicly disclose all the material terms of the transactions contemplated by this Agreement.

(g) Remedies Cumulative. Except as otherwise provided herein, all rights and remedies of the parties under this Agreement are cumulative and without prejudice to any other rights or remedies available at law.

(h) Entire Agreement. This Agreement and the other documents and agreements executed in connection with the Exchange embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

(i) Assignment; Binding Agreement. This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Holder.

[Signature page follows]

IN WITNESS WHEREOF, this Exchange Agreement has been duly executed and delivered by each of the parties hereto as of the date first above written.

COMPANY:

Reed’s, Inc.

By:	/s/ Norman E. Snyder, Jr.
Name:	Norman E. Snyder, Jr.
Title:	CEO

HOLDER:

D&D Source of Life Holding Ltd.

By:	/s/ Shufen Deng
Name:	Shufen Deng
Title:	Authorized Signatory

[Signature Page to Exchange Agreement dated November 18, 2024]

Exhibit A

Note	Holder	Principal ($)	Interest ($)	Aggregate ($)	Exchange Shares
Secured Convertible Note No. 1, dated May 9, 2022	D&D Source of Life Holding Ltd.	6,571,365.53	2,532,185.97	9,103,551.51	9,103,552
Secured Convertible Note No. 2, dated May 9, 2022	D&D Source of Life Holding Ltd.	3,639,525.53	1,402,441.47	5,041,967.00	5,041,967
Secured Convertible Note No. 3, dated May 9, 2022	D&D Source of Life Holding Ltd.	606,587.61	233,740.27	840,327.88	606,588
Secured Convertible Note No. 4, dated May 9, 2022	D&D Source of Life Holding Ltd.	556,038.61	214,261.90	770,300.51	770,301
Secured Promissory Note No. 17, dated August 1, 2024	D&D Source of Life Holding Ltd.	3,758,288.95	125,489.27	3,883,778.22	3,883,778
Secured Promissory Note No. 18, dated August 1, 2024	D&D Source of Life Holding Ltd.	2,081,513.89	69,501.75	2,151,015.64	2,151,016
Secured Promissory Note No. 19, dated August 1, 2024	D&D Source of Life Holding Ltd.	346,918.99	11,583.63	358,502.62	358,503
Secured Promissory Note No. 20, dated August 1, 2024	D&D Source of Life Holding Ltd.	318,009.06	10,618.32	328,627.38	328,628
TOTAL		17,878,248.18	4,599,822,58	22,478,070.76	22,478,074